                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  March 10, 1999
          -----------------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Maryland                              000-23089                           95-4648345
--------------------------------         -------------------------           ---------------------------
  State or other jurisdiction                  (Commission                         (IRS Employer
     of incorporation)                         File Number)                     Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
         ---------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)



                               (310) 231-1280
                   -------------------------------------------
                        (Registrant's telephone number)

Item 5.  Other Events.

     On March 10, 1999, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release announcing the closing of a CMO bond securitization and repayment in full of the existing warehouse line of credit. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 99.1  Press release of the Registrant, dated March 10, 1999

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.





        By:              /s/  MICHAEL MELTZER
           -----------------------------------------------------------------
            Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  March 11, 1999

                                 EXHIBIT INDEX



  Exhibit
    No.                            Description
    --               ---------------------------------


  99.1               Press release of the Registrant dated March 10, 1999